CHATTEL SECURITY AGREEMENT

DEBTOR:                         AZCO MINING, INC., a Delaware corporation

SECURED PARTY:                  PATTY J. RYAN

DATE:                           August 27, 2001


     AGREEMENT made and entered into the date hereinafter given by and between AZCO MINING, INC., a Delaware corporation, with its principal place of business located at 7239 N. El Mirage Road, Glendale, Arizona 85307 (herein referred to as the "Debtor"); and PATTY J. RYAN, residing at 5415 N. 40th Street, Phoenix, Arizona 85018 (herein referred to as the "Secured Party").

                                    RECITALS:

     WHEREAS, the Debtor is indebted to the Secured Party by reason of a promissory note dated August 27, 2001, in the original principal amount of Two Hundred Thousand Dollars ($200,000.00), (herein referred to as the "Note"); and

     WHEREAS, that the indebtedness represented by the Note is to be secured by this Chattel Security Agreement.

     NOW, THEREFORE, in consideration of the Note and the mutual promises contained herein, the parties agree as follows:

          1. SECURITY INTEREST. As and for security for the payment of the Note and any other loan or extension of credit now existing or made hereafter between the Debtor and the Secured party, the Debtor hereby grants to the Secured Party a continuing security interest in and to all the Debtor's right, title and interest in the following described property located at 7239 North El Mirage Road, Glendale, Arizona 85307 both presently existing and hereafter acquired or arising in the following property.

     All plant equipment, fixtures, inventory, raw materials, inventory of work in progress, inventory of finished goods, located at 7239 North El Mirage Road, Glendale, Arizona 85307.

          2. WARRANTIES.

               A. Title. The Debtor warrants that as of August 27, 2001, at the time this security interest is created, the Debtor was the owner of, the plant equipment, fixtures, inventory, raw materials, inventory of work in progress, inventory of finished goods, located at 7239 North El Mirage Road, Glendale, Arizona 85307 and that Debtor has full power and authority to convey, transfer and pledge the security interest in the equipment to the Secured Party.

               B. Perfection. The Secured Party will cause financing statements to be filed and recorded, and amended and continued when necessary, to insure that the Secured Party's security interest in the Collateral is perfected at all times.

               C. Sale of Collateral. Other than in the ordinary course of business, the Collateral will not be sold or transferred or be subjected to any subsequent interest of a third party created or suffered by the Debtor, whether voluntarily or involuntarily, unless the Secured Party consents in writing in advance to such transfer or subsequent interest, such consent will not be unreasonably withheld. Secured Party's consent will be based upon the fair market value of remaining amount of Collateral which Secured Party would hold to secure the then unpaid balance of indebtedness. In no event shall the fair market value of the Collateral fall below the balance due under the obligation. Notwithstanding the above, the Debtor may sell the property which is the subject of the security interest providing the Debtor receives fair market value for the collateral and remits said proceeds to the Secured Party.

               D. Further Assurances. The Debtor will sign and execute any and all documents, including financing statements, and pay all connected costs necessary to protect the security interest under this Agreement against the rights or interests of third parties.

          3. COVENANTS. The Debtor covenants and agrees that until payment in full and satisfaction of the Note:

               A. The Debtor shall not, without prior written notice to and consent of the Secured Party, change the nature and character of the Debtor's business or enter into any agreement for the merger or consolidation of the Debtor.

               B. The Debtor shall comply with all statutes and governmental regulations the failure to comply with which would have a material adverse effect upon the Debtor, its business or its properties. The Debtor shall pay promptly when due all taxes, assessments, government charges, claims for labor, supplies, rent and other obligations which, if unpaid, will become a lien against the Debtor's property, except for liabilities which are contested in good faith.

               C. The Debtor acknowledges that the Secured Party, in extending credit to the Debtor, is relying on the unique management ability of current management and acknowledges that current management of the Debtor are a material consideration to the Secured Party in agreeing to extend this credit to the Debtor. The Debtor covenants and agrees that without the prior written consent of the Secured Party, the Debtor shall not change management.

               D. The Debtor shall not enter into any merger or consolidation or acquire all or substantially all of the assets of any person, firm, joint venture or corporation, without the prior written consent of the Secured Party.

               E. The Debtor shall not, without the prior written consent of the Secured Party, sell, lease, assign, transfer or otherwise dispose of any assets (other than obsolete or worn-out property not used or usable in the business) whether now owned or hereafter acquired, except in the ordinary course of its business as presently conducted and for a full and adequate consideration.

     4. AUTHORITY OF SECURED PARTY. If the Debtor fails to act as required by this Agreement or any of the other documents in connection with their acquisition of the Collateral, the Secured Party is authorized, after giving five (5) days written notice to Debtor, to take any and all action necessary on behalf of the Debtor to protect the Secured Party's interest in the Collateral. Debtor may participate with Secured Party in taking such action, providing Debtor makes such request to Secured Party in writing.

     5. DEFAULT. The occurrence of one or more of the following events shall constitute an event of default:

          A. Breach of Warranty. Any representation or warranty made by the Debtor in writing to the Secured Party shall prove to have been incorrect in any material respect; or

          B. Default in Payment. The Debtor shall default in the payment, when due of any principal or interest on the Note or any other sum payable by the Debtor to the Secured Party under the Note; or

          C. Default in Performance. The Debtor shall default for thirty (30) days in the performance of any other obligation to the Secured Party; or

          D. Failure to Pay Other Indebtedness. Any indebtedness for money borrowed, for which the Debtor is liable, as principal obligors, guarantors or otherwise, is not paid at its stated maturity, subject to Debtor's right to cure said obligation upon the terms of said obligation; or is declared or otherwise become due and payable prior to its stated maturity; or

          E. Insolvency. The Debtor shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or of all or a substantial part of its assets, (2) be unable or admits in writing its inability to pay its debts as they fall due, (3) make a general assignment for the benefit of its creditors, (4) be adjudicated a bankrupt or insolvent, or (5) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or any corporate action shall be taken by it for the purpose of effecting any of the foregoing; or

          F. Receivership. An order, judgment or decree shall be entered, without the application, approval or consent of the Debtor or any of its subsidiaries by any court of competent jurisdiction, approving a petition seeking reorganization of the Debtor or any such subsidiary or appointing a receiver, trustee or liquidator of the Debtor or any such subsidiary or of all or a substantial part of any of their respective assets and such order, judgment or decree shall continue unstayed and in effect for any period of more than thirty (30) consecutive days.

     6. REMEDIES. Upon the Debtor's failure to cure any event of default hereunder or any event of default under the Note within thirty (30) days after mailing or written notice of default by the Secured Party, at the option of Secured Party and without any notice or demand, the Secured Party shall have all the following rights and remedies in addition to those rights and remedies for default provided by the Arizona Uniform Commercial Code, as well as any other applicable law:

          A. Power of Attorney. The Debtor hereby grants the Secured Party power of attorney to endorse checks, notes, drafts, money orders and other negotiable instruments constituting payment with respect to the Collateral.

          B. Expenses and Application of Proceeds. The Debtor shall reimburse the Secured Party for any expenses incurred by the Secured Party in protecting or enforcing its rights under this Agreement, including without limitation, reasonable attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral. After deduction of such expenses, the Secured Party may apply the proceeds of disposition to the obligations in such order and amounts as it elects.

          C. Waiver. The Secured Party may permit the Debtor to remedy any default without waiving the default so remedied, and the Secured Party may waive any default without waiving any other subsequent or prior default by the Debtor.

          D. Non Exclusivity of Remedies. No remedy herein conferred upon or reserved to the Secured Party is intended to exclusive of any other remedy or remedies, including those of any obligation owed to Secured Party, and each and every remedy shall be cumulative and in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity.

     7. NO LIABILITY OF SECURED PARTY. The Secured Party has no duty to protect or insure the Collateral.

     8. MISCELLANEOUS PROVISIONS.

     A. Amendment. This Agreement may be amended only by an instrument in writing executed by the party against whom enforcement of the amendment is sought.

     B. Notice. All notices, requests, demands, and other communications hereunder must be in writing and shall be hand-delivered or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


If to Debtor:                                      AZCO Mining, Inc.
                                                   c/o Lawrence G. Olson
                                                   7239 N. El Mirage Road
                                                   Glendale, Arizona 85307

                                                   P. J. Ryan
If to Secured Party                                5415 North 40th Street
                                                   Phoenix, Arizona 85018


With a copy to:                                    James Benham, Esq.
                                                   MOORE & BENHAM, P.L.C.
                                                   1144 E. Jefferson St.
                                                   Phoenix, Arizona 85034

     Unless otherwise provided in this Agreement, notice by mail shall be effective on the earlier of the fifth business day after mailing or the date of receipt by either the party to be notified or its counsel designated above. Any party may change its address for notices by giving written notice to the other party in accordance with this subsection.

     C. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arizona.

     D. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     E.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     F. Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reasons any other provision may be invalid or unenforceable either in whole or in part. If a court of competent jurisdiction determined that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision to the fullest extent allowed by law, so as to make it enforceable and consistent with the intent of the parties.

     G. Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

     H. Assignability. No party my assign nor delegate their rights or obligations under this Agreement without the written consent of the other parties.

     I. Attorneys' Fees. In the event of any action or proceeding to compel compliance with, or for a breach of, the provisions of this Agreement, the court or body before which the action or proceeding is held or tried shall award to the prevailing party all damages, costs, and expenses of such action, including, but not limited to, reasonable attorneys' fees.

     J. Specific Performance. The Debtor acknowledges that the refusal by it to consummate the transactions contemplated hereby will cause irrevocable harm to the Secured Party, for which there may not be adequate remedy at law. The Secured Party shall be entitled, in addition to all other remedies it may have at law or in equity, to specific performance of this Agreement by the Debtor.

     DATED this _____ day of August, 2001.


SECURED PARTY:                                     DEBTOR:
PATTY J. RYAN                                      AZCO MINING, INC.


                                                   By:
Patty J. Ryan                                      Lawrence G. Olson, President